UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549
                                 _______________


                                    FORM  8-K


                                 CURRENT  REPORT

                     Pursuant  to  Section  13  or  15(d)  of  the
                         Securities  Exchange  Act  of  1934


         Date  of  Report  (Date of earliest event reported):  February 14, 2005

                              ____________________

                         Commission  File  Number  0-22935


                             PEGASUS  SOLUTIONS,  INC.
             (Exact  name  of  registrant  as  specified  in  its  charter)



                   DELAWARE                               75-2605174
       (State  or  other  jurisdiction  of                    (I.R.S.  Employer
      incorporation  or  organization)                    Identification  No.)


    CAMPBELL  CENTRE I, 8350 NORTH CENTRAL EXPRESSWAY, SUITE 1900, DALLAS, TEXAS
                                      75206
                      (Address  of  principal  executive  office)
                                   (Zip  Code)


       Registrant's  telephone  number,  including  area  code:  (214)  234-4000

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.


On February 14, 2005, the Compensation Committee of the Board of Directors of Pegasus Solutions, Inc. approved a 5.8 percent increase in the annual base salary for John F. Davis III, President, Chief Executive Officer and Chairman, effective February 1, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PEGASUS  SOLUTIONS,  INC.


February  16,  2005                                    /s/  SUSAN  K.  COLE
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief  Financial  Officer